                                                                   Exhibit 10.28

                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------

         This Trademark Security Agreement ("Agreement") is made as of the 26th day of December, 2001 by RADNOR DELAWARE, INC. ("Grantor"), a Delaware corporation having a mailing address at 919 North Market Street, Second Floor, Wilmington, Delaware 19801 ("Grantor") and delivered to PNC BANK, NATIONAL ASSOCIATION ("Agent") having a mailing address at 1600 Market Street, P2-P070-31-2, Philadelphia, PA 19103, Attn: Janeann Ferhle.

                                  BACKGROUND
                                  ----------

         A. This Agreement is being executed in connection with that certain Fourth Amended and Restated Revolving Credit and Security Agreement among
Agent, the financial institutions which are now or which hereafter become a party thereto as Lenders, the Grantor named therein, and the other Borrowers named as Borrower therein, of even date herewith (as it may hereafter be amended, modified, restated or replaced from time to time, the "Credit Agreement"), under which, inter alia, Grantor is (i) granting Agent for the benefit of Lenders a lien on and security interest in the registered trademarks of Grantor and certain applications of Grantor for the registration thereof and in certain assets of Grantor associated with or relating to products leased or sold or services provided under the trademarks of Grantor and the goodwill associated therewith and represented thereby as security for the payment and performance of the Obligations (as defined in the Credit Agreement) of Grantor under the Credit Agreement, and under which Agent is entitled to foreclose or otherwise deal with such assets, trademarks, service marks and trade names and applications for the registration of trademarks under the terms and conditions set forth therein and (ii) granting to Agent a license to use or dispose of (conditioned upon the occurrence and continuance of an Event of Default) such trademarks. Capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.

         B. Grantor owns, has adopted, used and is using (or has filed applications for the registration of) the trademarks, service marks and trade names listed on Schedule "A" (with respect to trademarks, etc. adopted and used
                ------------
in the United States) and on Schedule "B" (with respect to trademarks, etc.
                             ------------
adopted and used outside of the United States) attached hereto and made part hereof (all such marks or names hereinafter referred to as the "Trademarks")

         C. Grantor and Agent desire to have the security interest of Agent in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office or other appropriate trademark office.

         NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. In consideration of and pursuant to the terms of the Credit Agreement and Other Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the payment and performance of all of the Obligations of Grantor under the Credit Agreement, Grantor grants a lien and security interest to Agent for the benefit of Lenders in all of its present and future right, title and interest in and to the Trademarks, together with all the goodwill of Grantor associated with and represented by the Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits (collectively the "Collateral").

         2. Grantor hereby covenants and agrees to maintain the Trademarks in full force and effect, provided, however, that Grantor may, in its reasonable business judgment, abandon any application among the Trademarks or permit any registration among the Trademarks to be cancelled, and otherwise perform all of its obligations and undertakings under this Agreement until all of the Obligations of Grantor are indefeasibly paid and satisfied in full and the Credit Agreement and the commitments of the Lenders to make Advances under the Credit Agreement ("Revolving Credit Commitments") have been terminated.

         3.    Grantor represents, warrants and covenants to Agent that:

               (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

               (b) Each of the Trademarks is registered (or in the process of application for registration);

               (c) Except for any Permitted Encumbrances, Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, claims, charges, encumbrances and licenses (excluding licenses to affiliates of Grantor), including, without limitation, pledges, assignments, options, and covenants by Grantor not to sue third persons, except as set forth on Schedule C;

               (d) Grantor has the full right, power and authority to enter into this Agreement and perform its terms;

               (e) To Grantor's knowledge, Grantor has complied with, and will continue for the duration of this Agreement to comply with, the requirements set forth in 15 U.S.C. [double sect] 1051-1127 and any other applicable statutes, rules and regulations in connection with its use of the Trademarks; and

               (f) Grantor has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Trademarks, except as set forth of Schedule D.

         4.    Grantor further covenants that:

               (a) Until all of the Obligations of Grantor have been indefeasibly paid and satisfied in full and the Credit Agreement and Revolving Credit Commitments have been terminated (other than Indemnification Obligations which survive the Credit Agreement), Grantor will not enter into any agreement which is inconsistent with the obligations of Grantor under this Agreement, the Obligations of Grantor under the Credit Agreement or which may restrict or impair the rights or priorities of Agent hereunder.

               (b) If Grantor acquires rights of ownership to any new trademarks, excluding applications for U.S. Federal registration of marks filed under 15 U.S.C. 1051(b) and in which no amendment to allege use under 15 U.S.C. 1051(c) or statement of use under 15 U.S.C. 1051(d) has been filed, not listed on Schedule A/Schedule B attached hereto ("Additional Trademarks"), then
          ---------------------
(i) the provisions of this Agreement shall be deemed to automatically apply thereto and such Additional Trademarks shall be deemed part of the Trademarks,
(ii) Grantor shall give Agent written notice promptly upon application therefor, and (iii) Grantor shall promptly deliver to Agent with respect to such Additional Trademarks a Supplement to Trademark Security Agreement in the form attached hereto as Exhibit II, duly completed and executed by Grantor and
                        ----------
accompanied by a fully completed Schedule A-
                                 -----------

1/Schedule B-1 with respect to such Additional Trademarks. Each such Schedule
--------------                                                       --------
A-1/Schedule B-1 attached to each such Supplement to Trademark Security
----------------
Agreement shall be incorporated and become a part of Schedule A/Schedule B
                                                     ---------------------
attached hereto and all references to Schedule A contained in this Agreement shall be deemed, for all purposes, to also include each such Schedule
                                                             --------
A-1/Schedule B-1.
----------------

         5. So long as this Agreement is in effect and so long as Grantor has not received notice from Agent that an Event of Default has occurred and is continuing under the Credit Agreement and that Agent has elected to exercise its rights hereunder, (i) Grantor shall continue to have the right to use the Trademarks and (ii) Agent shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

         6. Grantor agrees not to sell, grant any license except to an affiliate of Grantor, grant any option, assign or further encumber its rights and interest in the Trademarks without prior written consent of Agent or as may be expressly permitted under the Credit Agreement.

         7. Following the occurrence and during the continuance of an Event of Default under the Credit Agreement (including without limitation an Event of Default arising from any failure of Grantor to comply with any covenant or undertaking under this Agreement), Agent, as the holder of a security interest, under the Uniform Commercial Code, as now or hereafter in effect in the jurisdiction whose law governs the interpretation of the Credit Agreement, may take such action permitted under the Credit Agreement and Other Documents, hereunder or under any law, in its exclusive discretion, to record, foreclose upon or otherwise exercise its rights against the Trademarks covered hereby. For such purposes, and only upon the occurrence and during the continuance of an Event of Default, Grantor hereby authorizes, appoints and empowers Agent, its successors and assigns, and any officer or agent of Agent as Agent may select, in its exclusive discretion, as the true and lawful attorney-in-fact of Grantor, with the power to endorse the name of Grantor on all applications, assignments, documents, papers and instruments necessary for Agent to record its interest in any Trademarks or Additional Trademarks in the United States Patent and Trademark Office or other appropriate trademark office including, without limitation, the power to execute on behalf of Grantor a Supplement to Trademark Security Agreement, to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute on behalf of Grantor a trademark assignment in the form attached hereto as Exhibit I. Grantor hereby ratifies all that such attorney
                   ---------
shall lawfully do or cause to be done by virtue hereof and in accordance with the terms hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Agreement, the Credit Agreement, Other Documents, and until all of the Obligations of Grantor are indefeasibly paid and satisfied in full and the Credit Agreement and the Revolving Credit Commitments are terminated. Agent covenants that no action taken pursuant to the rights granted in this Section 7 will colorably constitute an assignment of any of the Trademarks without its associated goodwill.

         8. This Agreement shall be subject to the terms, conditions and provisions set forth in the Credit Agreement and may not be modified without the written consent of the parties hereto.

         9. All rights and remedies herein granted to Agent shall be in addition to any rights and remedies granted to Agent under the Credit Agreement and Other Documents and shall be cumulative. In the event of an inconsistency between this Agreement and the Credit Agreement, the language of the Credit Agreement shall control. All obligations of the Grantor under this Agreement that are addressed in the Credit Agreement shall be satisfied by compliance by the Grantor with the Credit Agreement.

         10. Upon full and unconditional satisfaction and performance of all of the Obligations of Grantor and termination of the Credit Agreement and the Revolving Credit Commitments, Agent shall execute and deliver to Grantor all documents reasonably necessary to terminate the security interest of Agent in the Trademarks.

         11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the attorneys' fees and legal expenses incurred by Agent in connection with the preparation and execution of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, or preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, or defending, protecting , enforcing or terminating the rights of Agent hereunder, in each case in accordance with the terms of this Agreement and the Credit Agreement and Other Documents, shall be borne and paid by Grantor on demand by Agent and until so paid shall be added to the principal amount of the Obligations of Grantor and shall bear interest at the highest rate applicable to Revolving Loans from time to time under the Credit Agreement.

         12. Subject to any applicable terms of the Credit Agreement, Grantor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Agreement or thereafter to preserve and maintain all rights in the Trademarks, provided, however, that Grantor may, in its reasonable business judgment, abandon any application among the Trademarks or permit any registration among the Trademarks to be cancelled, and upon the request of Agent, Grantor shall make federal or other appropriate application on registrable but unregistered trademarks belonging to Grantor. Any expenses incurred in connection with such applications with such applications shall be borne exclusively by Grantor.

         13. Grantor shall have the right to bring suit in its own name to enforce the Trademarks, in which event Agent may, if Grantor reasonably deems it necessary, be joined as a nominal party to such suit if Agent shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Grantor shall promptly, upon demand, reimburse and indemnify Agent for all damages, costs and expenses, including reasonable attorneys' fees, and costs, incurred by Agent in the fulfillment of the provisions of this paragraph.

         14. If an Event of Default has occurred and is continuing under the Credit Agreement, Agent may, without any obligation to do so, complete any obligation of Grantor hereunder, in the name of Grantor or in the name, of Agent, but at the expense of Grantor, and Grantor hereby agrees to reimburse Agent in full for all costs and expenses, including without limitation all reasonable attorneys' fees, incurred by Agent in protecting, defending and maintaining the Trademarks.

         15. No course of dealing between Grantor and Agent nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of the rights and remedies of Agent with respect to the Trademarks whether established hereby or by the Credit Agreement and Other Documents, or by any other future agreements between Grantor and Agent or by law, shall be cumulative and may be exercised singularly or concurrently.

         16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

         17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS RULES. Any judicial proceeding brought by or against any Grantor with respect to this Agreement or any related agreement may be brought in any court of competent jurisdiction located in the Commonwealth of Pennsylvania, and, by execution and delivery of this Agreement, Grantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Grantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by internationally recognized overnight courier directed to Grantor at its address set forth in
Section 15.6 of the Credit Agreement and service so made shall be deemed completed one (1) day after the same shall have been so delivered to such overnight courier. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Grantor in the courts of any other jurisdiction. Grantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Grantor
                    --------------------
against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the Counties of Philadelphia or Montgomery, Commonwealth of Pennsylvania.

         19. GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GRANTOR, LENDERS AND/OR AGENT OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND GRANTOR HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GRANTOR, AGENT AND/OR LENDERS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GRANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Trademark Security Agreement the day and year first above written.

                                   RADNOR DELAWARE, INC.

                                   By: /s/ R. Radcliffe Hastings, Sr.
                                       -----------------------------------
                                       R. Radcliffe Hastings, Sr. VP, Treasurer

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION,
As Agent under the Credit Agreement

By: /s/ John J. Shields, Jr.
    ------------------------
    John J. Shields, Jr., Vice President

                           CORPORATE ACKNOWLEDGMENT
                           ------------------------

UNITED STATES OF AMERICA              :
COMMONWEALTH OF PENNSYLVANIA          :     SS
COUNTY OF PHILADELPHIA                :

         On this 26th day of December, 2001 before me personally appeared
R. Radcliffe Hastings, to me known and being duly sworn, deposes and says that s/he is authorized to sign on behalf of Radnor Delaware, Inc.; that s/he signed the Agreement attached hereto pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and s/he desires the same to be recorded as such.
                                           /s/ Carolyn Elliott
                                          --------------------------------
                                          Notary Public

                                          My Commission Expires:

                                    Exhibit I
                                    ---------

                              TRADEMARK ASSIGNMENT
                              --------------------

         WHEREAS, RADNOR DELAWARE, INC. ("Grantor") is the registered owner of the United States trademarks, tradenames and registrations listed on Schedule
                                                                     --------
"A"/Schedule "B" attached hereto and made a part hereof (the "Trademarks"),
----------------
which are registered in the United States Patent and Trademark Office (with respect to Schedule A) or the trademark office of another jurisdiction or trademark authority (with respect to Schedule B); and

         WHEREAS, _____________________________ ("Grantee"), having a place of business at ___________________________________________________, is desirous of acquiring said Trademarks;

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith.

         IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed as of the ___ day of _______________, ________.

                                        RADNOR DELAWARE, INC.

                                        By:   _________________________________
                                              Attorney-in-fact

COMMONWEALTH OF PENNSYLVANIA           :
                                       : S.S.
COUNTY OF                              :

         On this ____ day of _______, ____ before me, a Notary Public for the said County and Commonwealth, personally appeared known to me or satisfactorily proven to me to be attorney-in-fact on behalf of RADNOR DELAWARE, INC.("Grantor") and s/he acknowledged to me that s/he executed the foregoing Trademark Assignment on behalf of Grantor, and as the act and deed of Grantor for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                               _____________________________
                                               Notary Public

My Commission Expires:

------------------------------

                               POWER OF ATTORNEY
                               -----------------

         RADNOR DELAWARE, INC. ("Grantor"), hereby authorizes PNC BANK, NATIONAL ASSOCIATION, its successors and assigns, and any officer or agent thereof (collectively, "Agent"), as agent for the Lenders under the Fourth Amended and Restated Revolving Credit and Security Agreement among Agent, the financial institutions which are now or which hereafter become a party thereto as Lenders, the Guarantor named therein, and the other Borrowers named as Borrowers therein, of even date herewith (as it may hereafter be amended, modified, restated or replaced from time to time, the "Credit Agreement"), as the true and lawful attorney-in-fact of Grantor, with the following powers exercisable only following the occurrence and during the continuance of an Event of Default under the Credit Agreement (including without limitation an Event of Default arising from any failure of Grantor to comply with any covenant or undertaking under the Trademark Security Agreement referenced below), with the power to endorse the name of Grantor on all applications, assignments, documents, papers and instruments necessary for Agent to enforce and effectuate its rights under a certain Trademark Security Agreement between Grantor and Agent dated the date hereof (as it may hereafter be supplemented, restated, superseded, amended or replaced, the "Trademark Agreement"), including, without limitation, the power to record its interest in any Trademarks (as defined in the Trademark Agreement) or Additional Trademarks (as defined in the Trademark Agreement) in the United States Patent and Trademark Office or other appropriate trademark office including, without limitation, the power to execute on behalf of Grantor a supplement to Trademark Security Agreement, to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute on behalf of Grantor a trademark assignment, in each case subject to the terms of the Trademark Agreement. Nothing herein contained shall obligate Agent to use or exercise any rights granted herein.

         This Power of Attorney is given and any action taken pursuant hereto is intended to be so given or taken pursuant to and subject to the provisions of the Credit Agreement.

         Grantor hereby unconditionally ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms of the Trademark Agreement, the Credit Agreement and the Other Documents.

         This Power of Attorney shall be irrevocable for the life of the Trademark Agreement.

         IN WITNESS WHEREOF, the Grantor has executed this Power of Attorney, this 26th day of December, 2001.

                                   RADNOR DELAWARE, INC.

                                   By: /s/ R. Radcliffe Hastings, Sr.
                                       ---------------------------------------
                                       R. Radcliffe Hastings, Sr. VP, Treasurer

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

UNITED STATES OF AMERICA                    :
COMMONWEALTH OF PENNSYLVANIA                :SS
COUNTY OF PHILADELPHIA                      :

         On this 26th of December, 2001 personally appeared R. Radcliffe Hastings, to me known and being duly sworn, deposes and says that authorized to sign on behalf of Radnor Delaware, Inc., the Grantor corporation described in the foregoing Power of Attorney; that s/he signed the Power of Attorney pursuant to the authority vested in her/him by law; that the within Power of Attorney is the voluntary act of such corporation; and s/he desires the same to be recorded as such.
                                                 /s/ Carolyn Elliott
                                                 -------------------------
                                                 Notary Public

                                    My Commission Expires:

                                  SCHEDULE "A"
                                  ------------

                            UNITED STATES TRADEMARKS
                            ------------------------

Name/Title                Country         Registration Number    Date of Registration/
-----------               -------         -------------------    ---------------------
                                           (Application No.)      Date of Application
                                            ---------------       -------------------
------------------------------------------------------------------------------------------
THE BIG COOL              USA             1,540,541
------------------------------------------------------------------------------------------
Miscellaneous Design      USA             1,400,358
------------------------------------------------------------------------------------------
STYROCUP                  USA             1,340,796
------------------------------------------------------------------------------------------
STYROWARE                 USA             951,103
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
STYROCONTAINERS           USA             926,058
------------------------------------------------------------------------------------------
STYROLID                  USA             881,374
------------------------------------------------------------------------------------------
Miscellaneous Design      USA             951,619
------------------------- ----------------------------------------------------------------
SUNDANCE                  USA             2,513,872
------------------------------------------------------------------------------------------
I AMERICA and Design      USA             2,321,795
------------------------------------------------------------------------------------------
FIESTA and Design         USA             2,324,378
------------------------------------------------------------------------------------------
FRESH GOURMET             USA             2,312,051
------------------------------------------------------------------------------------------
Miscellaneous Design      USA             2,513,873
------------------------------------------------------------------------------------------
COOL QUENCHERS            USA             2,336,355
------------------------------------------------------------------------------------------
CAFE ULTIMA               USA             2,454,020
------------------------------------------------------------------------------------------

                                  SCHEDULE "B"
                                  ------------

                               FOREIGN TRADEMARKS
                               ------------------

Name/Title  Country  Registration Number/     Date of Registration/Date
----------  -------  ---------------------    -------------------------
                       Application No .            of Application
                       ----------------            --------------

                                   EXHIBIT II
                   SUPPLEMENT TO TRADEMARK SECURITY AGREEMENT
                   ------------------------------------------

         This Supplement to Trademark Security Agreement ("Supplement"), dated [__________ ___, ________], is entered into by RADNOR DELAWARE, INC., a Pennsylvania corporation having a mailing address at 919 North Market Street, Second Floor, Wilmington, Delaware 19801 ("Grantor") and delivered to PNC BANK, NATIONAL ASSOCIATION having a mailing address at 1600 Market Street, P2-P070-31-2, Philadelphia, PA 19103, Attn: Janeann Ferhle ("Agent") as agent for the Lenders under the Credit Agreement (as defined below).

                                   BACKGROUND
                                   ----------

         A. This Supplement is being delivered in connection with that certain Fourth Amended and Restated Revolving Credit and Security Agreement among Agent, the financial institutions which are now or which hereafter become a party thereto as Lenders, the Grantor named therein, and the other Borrowers named as Borrowers therein, dated December 26, 2001 (as it may hereafter be amended, modified, restated or replaced from time to time, the "Credit Agreement"), and that certain Trademark Security Agreement, dated as of the date of the Credit Agreement, by and between Grantor and Agent (as it may have been and hereafter be amended, supplemented, restated, replaced, or otherwise modified from time to time, the "Trademark Security Agreement"). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in, or by reference in, the Trademark Security Agreement.

         B. Pursuant to the Credit Agreement and the Trademark Security Agreement, Grantor granted to Agent for the benefit of Lenders a lien on and security interest in all of the Trademarks of Grantor (as defined therein).

         C. Grantor has acquired certain additional trademarks, servicemarks and tradenames as set forth on Schedule A-1/Schedule B-1 attached hereto and
                               -------------------------
made part hereof (collectively, "Additional Trademarks"). Grantor and Agent desire to execute this Supplement for the purpose of, inter alia, granting,
                                                      ----------
ratifying and confirming the lien and security interest of Agent on and in the Additional Trademarks, as more fully set forth in the Trademark Security Agreement, and for recording in the United States Patent and Trademark Office or other appropriate trademark office.

         NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor, intending to be legally bound hereby, covenants and agrees as follows:

         1. In consideration of and pursuant to the terms of the Credit Agreement and Other Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Obligations, Grantor grants a lien and security interest to Agent, for the benefit of Lenders, in all of its present and future right, title and interest in and to the Additional Trademarks, together with all the goodwill of Grantor associated with and represented by the Additional Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

         2. Grantor acknowledges and confirms that the rights and remedies of Agent with respect to the security interest in the Additional Trademarks granted hereby are more fully set forth in the Credit Agreement and the Trademark Security Agreement, the terms and provisions of which are incorporated herein by reference. All references to the Trademark Security Agreement contained in the Credit Agreement or Other Documents shall be deemed, for all purposes, to also refer to and include this Supplement.

         3.    Schedule A/Schedule B to the Trademark Agreement is hereby
               ---------------------
supplemented by the information contained on Schedule A-1/Schedule B-1 attached
                                             -------------------------
hereto. All references to Schedule A/Schedule B contained in the Credit
                          ---------------------
Agreement, Trademark Security Agreement or Other Documents shall be deemed, for all purposes, to also refer to and include Schedule A-1/Schedule B-1.
                                           -------------------------

         4. Except as expressly amended by this Supplement, all of the terms, conditions and provisions of the Credit Agreement and the Trademark Security Agreement are hereby ratified and continue unchanged and remain in full force and effect.

         5. This Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall also bind the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Supplement on the day and year first above written.

                                     RADNOR DELAWARE, INC.

                                     By:   __________________________
                                     Name:
                                     Title:

Approved and accepted:
PNC BANK, NATIONAL ASSOCIATION
As Agent under the Credit Agreement

By:    __________________________
Name:  __________________________
Title: __________________________

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

UNITED STATES OF AMERICA            :
STATE OF ___________________        :  SS
COUNTY OF ________________          :

         On this [___ day of ______________, 200__], before me personally appeared ____________________, who being duly sworn, deposes and says that he/she is authorized to sign on behalf of Radnor Delaware, Inc., the corporation described in the foregoing document, that he/she in such capacity is authorized to execute on behalf of the said corporation the foregoing document for the purposes contained therein, and that he/she is the person whose name and signature is subscribed to the foregoing document.

                                  _________________________________
                                  Notary Public

                                  My commission expires: __________